EXHIBIT 99.2

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Capital Management Holding L.P. (the “Company”) on Form 10-Q for the period ending September 30, 2002 to be filed with the Securities and Exchange Commission on or about November 14, 2002 (the “Report”), I, Robert H. Joseph, Jr., Senior Vice President and Chief Financial Officer of Alliance Capital Management Corporation, general partner of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert H. Joseph, Jr.	Date:	November 11, 2002
Robert H. Joseph, Jr.
Senior Vice President and Chief Financial Officer
Alliance Capital Management Corporation